Exhibit 10.29 EIGHTH AMENDMENT TO LEASE THIS EIGHTH AMENDMENT TO LEASE (“the Amendment”), made as of this 6th day of January 2025 (the “Effective Date”), by and between HILLSBOROUGH PARK, L.L.C., a Delaware limited liability company, having an address at 1250 Route 28, Suite 101, Branchburg, New Jersey 08876 (hereinafter called “Landlord”) and BLUESCAPE CLEAN FUELS, LLC, a Delaware limited liability company, having an address at 711 Louisiana St., Suite 2160, Houston, TX 77002 (hereinafter called “Tenant”). W I T N E S S E T H: WHEREAS, by that certain Lease Agreement dated March 1, 2011, as amended by the First Amendment to Lease dated June 15, 2015, the Second Amendment to Lease dated December 24, 2018, and the Third Amendment to Lease dated December ___, 2019 and Fourth Amendment to Lease dated December 29, 2020 and Fifth Amendment dated December 20, 2021 and Sixth Amendment dated January 4, 2023 and Seventh Amendment dated January 10, 2024 (collectively the “Amendments”) (the Amendments and the Lease Agreement are collectively referred to as the “Lease”), as such Lease was assigned to Tenant by way of that certain Assignment and Assumption Agreement and Consent of Landlord dated August 7, 2020, Landlord leased to Tenant certain premises consisting of approximately Thirty-Four Thousand Three Hundred Eighty-Eight (34,388) square feet located in the Hillsborough Business Center 219 Homestead Road, Building 2, Hillsborough, New Jersey 08844 (the “Premises”) as more particularly described in the Lease; and WHEREAS, Tenant presently occupies the Premises and the Termination Date is currently April 30, 2025; and WHEREAS, Landlord and Tenant are mutually desirous of amending the Lease to provide for an extension of the Lease Term, all in the manner hereinafter provided. NOW, THEREFORE, in consideration of the sum of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged by both parties, Landlord and Tenant do hereby covenant and agree as follows: 1. All of the recital clauses herein above set forth are hereby incorporated by reference as though set forth verbatim and at length herein. For purposes of this Amendment, all capitalized terms shall have the meanings ascribed to them in the Lease unless otherwise defined herein. 2. Tenant hereby exercises its Seventh Renewal Option to extend the Lease Term pursuant to terms set forth in Amendments, and Section 71 of the Lease, for one (1) year commencing on May 1, 2025, and terminating on April 30, 2026, upon such terms and conditions as set forth in the Lease. Tenant acknowledges and agrees that it is leasing the Premises during the Seventh Renewal Option Term in its "AS IS", "WHERE IS" condition. Tenant shall pay Base Rent during the Seventh Renewal Option Term as set forth below. Period NNN Rate PSF Monthly Base Rent

05/01/2025 thru 04/30/2026 $9.50 $27,223.83 3. It is expressly agreed and understood between the Landlord and the Tenant, provided that the Tenant is not then in default beyond any applicable notice and/or cure periods of any terms, conditions or covenant of said Lease, that Tenant shall have the option ("Eighth” Renewal Option") to extend the term of this Lease for one ( l) renewal term of one (1) year, such renewal term, if timely exercised, to start immediately following the expiration of the 7th Renewal Option Term, subject to mutual execution of an Amendment. The foregoing option shall be exercised, if at all, by Tenant providing the Landlord with a written notice within six (6) months prior to the expiration of the Seventh Renewal Option Term, TIME HEREBY BEING MADE OF THE ESSENCE. Tenant's triple net Base Rent during the renewal period shall be based on the following schedule. Period NNN Rate PSF Monthly Base Rent 05/01/2026 thru 04/30/2027 $11.25 $32,238.75 4. If Tenant fails to provide the Landlord with the required six (6) month written notification, it is agreed between both parties that this Lease shall terminate and the Tenant shall surrender the Premises in the condition required under the Lease, Third Amendment, Second Amendment, and Assignment, including by way of example but not limitation Section 19 and Section 20, and the three (3) letters dated May 1, 2013, and repair any and all injury done by or in connection with the installation or removal of said property and surrender the keys and Premises to the Landlord, broom clean and in satisfactory condition, ordinary wear excepted. Tenant's obligations shall include the removal of the improvements shown on the photo contained in Exhibits A of the Second Amendment to the Lease dated December 24th, 2018. 5. ANNEXED TO THIS LEASE AS EXHIBIT (C) IS LANDLORD’S DISCLOSURE FORM PROVIDED PURSUANT TO N.J.S.A.46:8-50. TENANT ACKNOWLEDGES (1) THE DISCLOSURES MADE BY LANDLORD, (2) THE DISCLOSURES ARE MADE TO THE ACTUAL KNOWLEDGE OF LANDLORD WHICH MEANS THE ACTUAL KNOWLEDGE OF PROPERTY MANAGEMENT, WITHOUT THE BENEFIT OF ANY INSPECTION OR INVESTIGATION; (3) THAT LANDLORD HAS SATISFIED ITS STATUTORY DISCLOSURE REQUIREMENTS WITH RESPECT TO FLOOD HAZARDS REQUIRED UNDER N.J.S.A. 46:8-50; AND (4) THAT TENANT WAIVES ANY CLAIMS, RIGHTS AND REMEDIES AGAINST LANDLORD, COVENANTS NOT TO SUE LANDLORD WITH RESPECT TO ANY AND ALL CLAIMS, AND RELEASES LANDLORD FROM ANY AND ALL CLAIMS, UNDER THE LAW, AND IN EQUITY, WITH RESPECT TO N.J.S.A.46:8-50, AND ANY REGULATIONS PROMULGATED THEREUNDER, THAT NOW OR HEREINAFTER ARE IN EFFECT. 6. Except as modified by this Amendment, the Lease and all the covenants, agreements, terms, amendments, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. In the event of any conflict between the terms contained in this Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. 7. This Amendment may be executed and delivered (including by facsimile, "pdf' or other electronic transmission) in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Landlord and Tenant hereby acknowledge and agree that electronic signatures, including execution using Adobe Sign, DocuSign, or other signature generating software or signatures transmitted by electronic mail in so-called "pdf' format, shall be legal and binding without the need to deliver an original of this Amendment. Landlord and Tenant (i) intend to be bound by the signatures (whether original or electronic) on any document sent by electronic mail, (ii) are aware that the other party will rely on such signatures, and (iii) hereby waive any defenses to the enforcement of the terms of this Amendment based on the foregoing forms of electronic signatures. 8. The submission of this Amendment for examination does not become effective only upon execution and delivery thereof by Landlord and Tenant. 9. This Amendment shall be binding upon and inure to the benefit of, the parties hereto and their respective successors. This Amendment shall be governed and construed in accordance with the laws of the state in which the Premises is located. [NO FURTHER TEXT. SIGNATURES TO FOLLOW ON THE NEXT PAGE]

The parties hereto execute this Amendment by their respective duly authorized representative as of the day and year first above written. HILLSBOROUGH PARK, LLC, a Delaware limited liability company (Landlord) 1/6/25 DATE By: /s/ David B. Gardner Name: David B. Gardner Title: Manager 1/2/2025 DATE BLUESCAPE CLEAN FUELS, LLC, a Delaware limited liability company (Tenant) By: /s/ Ernest Miller Name: Ernest Miller Title: Chief Executive Officer

Exhibit C FLOOD RISK NOTICE